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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported)  July 10, 2001
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                        Capital One Auto Receivables, LLC
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                333-54736                                31-1750007
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         (Commission File Number)                   (Registrant's I.R.S.
                                                Employer Identification No.)


2980 Fairview Park Drive, Falls Church, Virginia            22042
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    (Address of Principal Executive Offices)             (Zip Code)


                                 (703) 875-1000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

         Filing of Certain Materials pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filings of this Current Report on Form 8-K, the Registrant is filing a preliminary prospectus supplement (the "Prospectus Supplement") and a prospectus (the "Prospectus") with the Commission relating to its issuance of Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes and Class A-4 Asset Backed Notes (the "Notes") by Capital One Auto Finance Trust 2001-A.

         In connection with the issuance of the Notes, the Registrant is filing herewith the consent of PricewaterhouseCoopers LLP ("PwC") to the use of their name and the incorporation by reference of their report in the Registration Statement of the Registrant (Registration No. 333-54736-01) and in the Prospectus Supplement referred to above related to the issuance of the Notes. The consent of PwC is attached hereto as Exhibit 23.1.

Incorporation of Certain Documents by Reference

         The consolidated balance sheets of MBIA Insurance Corporation and Subsidiaries as of December 31, 2000 and December 31, 1999 and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2000, incorporated by reference in the Prospectus Supplement, have been incorporated by reference in reliance on the PwC, independent accountants, given on the authority of that firm as experts in accounting and auditing.

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated July 10, 2001 and the Prospectus Supplement dated July 10, 2001 of the Registrant related to the Notes issued by Capital One Auto Finance Trust 2001-A.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.


EXHIBIT
  NO.             DOCUMENT DESCRIPTION
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23.1              Consent of PwC

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



July 10, 2001                             CAPITAL ONE AUTO RECEIVABLES, LLC


                                          By: /s/ Bonnie Seideman
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                                          Name: Bonnie Seideman
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                                          Title: Secretary
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